SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: March 9, 2004
                        (Date of earliest event reported)

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


         Nevada                        0-26321                    98-0204105
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


    14 Inverness Drive East, Building H, Suite 236, Englewood, Colorado 80112

               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 483-0044














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







    Item 2. Acquisition or Disposition of Assets

         On March 9, 2004, Gasco Energy, Inc. (the "Company") acquired working interests and gathering system assets (the "Acquisition Properties") from an unrelated partner in the Company's Riverbend exploitation area in Utah. The purchase price was $3,175,000 and was paid from cash on hand. The effective date of the transaction is January 1, 2004 and the Company is the operator of the Acquisition Properties. Associated with the acquisition are current gross and net daily production of approximately 1,000 Mcf and 650 Mcf, respectively. Pursuant to an existing contract, an unrelated third party has the right to purchase a portion of the Acquisition Properties at the acquisition price within 30 days following receipt of proper notice of the acquisition. Proved reserves, assuming the purchase by the third party are estimated to be 6.5 Bcfe of which 16% are developed and producing. The accompanying financial statements present 100% of the reserve quantities related to the Acquisition Properties, which are estimated to be 8.0 Bcfe of which 14% are developed and producing. Net leasehold totaling 13,062 acres is also included in the acquisition. Already familiar with the acquired producing properties, the Company's engineers are designing completions for potentially productive behind-pipe zones. The Company forecasts these efforts will add new production during 2004's second quarter.


    Item 7.       Financial Statements and Exhibits

          (a) Audited Statement of Revenues and Direct Operating Expenses for the Year Ended December 31, 2003.

          (b) Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2003.

          (c)  Exhibits:

                  Regulation

                  S-K Number                         Document

                    2.1* Purchase  and  Sale  Agreement  between  ConocoPhillips
                         Company and Gasco Energy, Inc. Riverbend Field, Uintah and Duchesne Counties, Utah, Effective January 1, 2004

                    23.1 Consent of Deloitte & Touche, LLP

                         * Previously filed.














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













INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders of Gasco Energy, Inc.:

We have audited the accompanying statements of revenues and direct operating expenses of the properties (the "Acquisition Properties") acquired by Gasco Energy, Inc. (the "Company") from Conoco Phillips Company for the year ended December 31, 2003. This statement is the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Gasco Energy, Inc.) as described in Note 2 to the statement and is not intended to be a complete presentation of the Company's interests in the properties described above.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses, described in Note 2, of the Acquisition Properties for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Denver, Colorado
March 31, 2004



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



                               Gasco Energy, Inc.
                             Acquisition Properties
               Statement of Revenues and Direct Operating Expenses
                      For the Year Ended December 31, 2003



                                                                 Year Ended
                                                             December 31, 2003
   Revenues
       Oil and gas                                               $1,087,616
                                                                 ----------

   Direct Operating Expenses
       Well operating                                               400,080
       Production taxes                                              11,949
                                                                    -------
         Total direct operating expenses                            412,029
                                                                    -------

   Revenues in excess of direct operating expenses                $ 675,587
                                                                  =========


























           See notes to the statement of revenues and direct operating expenses.




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



GASCO ENERGY, INC.
ACQUISITION PROPERTIES


NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
-------------------------------------------------------------------------------


1.    OPERATIONS, Organization AND BASIS OF PRESENTATION

         The accompanying statement represents the revenues and direct operating expenses of the oil and natural gas producing properties acquired by Gasco Energy, Inc. (the "Company") from ConocoPhillips Company on March 9, 2004 effective January 1, 2004 for $3,175,000. The properties are referred to herein as the "Acquisition Properties".

         Oil and gas revenues and direct operating expenses relate to the Company's net revenue interest and net working interest, respectively, in the Acquisition Properties. With respect to the gas sales, the sales method is used for recording revenues. Under this approach, each party recognizes revenue based on sales actually made regardless of its proportionate share of the related production. The revenue from oil and gas production has been based on historical product prices at the point of sale using the revenue and working interests purchased by the Company. The effect on revenues of production imbalances is not material.

         Direct operating expenses include payroll, leases and well repairs, production taxes, maintenance, utilities and other direct operating expenses. During the periods presented, the Acquisition Properties were not accounted for as a separate entity. Certain costs such as depreciation, depletion and amortization, general and administrative expenses, interest expense and corporate taxes were not allocated to the Acquisition Properties.

         Use of Estimates--The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of revenues and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

2.    OMITTED FINANCIAL INFORMATION

         Historical financial statements reflecting financial position, results of operations and cash flows required by accounting principles generally accepted in the United States of America are not presented as such information is not readily available on an individual property basis and not meaningful to the Acquisition Properties. Historically, no allocation of general and administrative, interest, corporate income taxes, accretion of asset retirement obligations, depreciation, depletion and amortization was made to the Acquisition Properties. Accordingly, the statements are presented in lieu of the financial statements required under Rule 3-01 of the Securities and Exchange Commission Regulation S-X.


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

3. SUPPLEMENTAL DISCLOSURES ON OIL AND GAS EXPLORATION, DEVELOPMENT AND PRODUCTION ACTIVITIES (UNAUDITED)

         Reserves--The following table summarizes the net ownership interests in estimated quantities of the proved oil and gas reserves of the Acquisition Properties at December 31, 2003, estimated by the Company's petroleum engineers.

         Reserve Quantities
                                                 Gas                     Oil
                                                (Mcf)                   (Bbls)

           Proved Developed Reserves           1,005,460               14,959
           Proved Undeveloped Reserves         6,631,464               47,367
                                               ---------               ------

           Total Proved Reserves               7,636,924               62,326
                                               =========               ======

         Production volumes for 2003 were added back to the above referenced reserve amounts to arrive at reserve total at January 1, 2003 and subtracted to arrive at the reserve totals at March 9, 2004.

                                                      Gas                Oil
                                                     (Mcf)              (Bbls)

           Proved Reserves as of January 1, 2003     7,810,436          66,681
             Production                              (173,512)         (4,355)
                                                     ---------         -------

           Proved Reserves as of December 31, 2003   7,636,924          62,326
             Production                               (33,197)           (830)
                                                     ---------          ------

           Proved Reserves as of March 9, 2004       7,603,727          61,496
                                                     =========          ======


         Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves--The following table presents the Standardized Measure of Discounted Future Net Cash Flows before future income taxes from proved oil and gas reserves of the Acquisition Properties. As prescribed by the Financial Accounting Standards Board, the amounts shown are based on prices and costs at December 31, 2003 and assume continuation of existing economic conditions. A discount factor of 10% was used to reflect the timing of future net cash flow. Extensive judgments are involved in estimating the timing of production and the costs that will be incurred throughout the remaining lives of the fields. Accordingly, the estimates of future net cash flows from proved reserves and the present value thereof may not be materially correct when judged against actual subsequent results. Further, since prices and costs do not remain static, and no price or cost changes have been considered, and future production and development costs are estimates to be incurred in developing and producing the estimated proved oil and gas reserves, the results are not necessarily indicative of the fair market value of estimated proved reserves, and the results may not be comparable to estimates disclosed by other oil and gas producers.



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



         Standardized Measure of Discounted Future Net Cash Flows
                                                                  As of
                                                              December 31,
                                                                   2003

Future cash flows                                             $ 47,078,633
Future production and development costs                       (18,716,000)
                                                              ------------
Future net cash flows before discount                           28,362,633
                                                              ------------
10% discount to present value                                 (20,298,900)
                                                              ------------
Standardized measure, before income taxes,
   of discounted future net cash flows                        $  8,063,733
                                                              ============












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






                                                             GASCO ENERGY, INC.
                                          UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                    FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                        Acquisition
                                                       Historical       Adjustments                 Pro Forma

REVENUES
  Gas                                                $  1,206,741         $ 958,046  (a)         $  2,164,787
  Oil                                                      56,702           129,570  (a)              186,272
  Interest                                                 11,987                -                      11,987
                                                        ---------         ---------                 ---------
          Total                                         1,275,430         1,087,616                 2,363,046
                                                        ---------         ---------                 ---------

OPERATING EXPENSES
  General and administrative                            2,819,675                 -                 2,819,675
  Lease operating                                         337,278           412,029  (a)              749,307
  Depletion, depreciation, amortization and asset
     retirement liability accretion                       552,923            77,200  (b)              630,123
  Interest                                                 82,392                 -                    82,392
                                                        ---------           -------                 ---------
           Total                                        3,792,268           489,229                 4,281,497
                                                        ---------           -------                 ---------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT
   OF CHANGE IN ACCOUNTING PRINCIPLE                  (2,516,838)           598,387                (1,918,451)

CUMULATIVE EFFECT OF CHANGE IN
  ACCOUNTING PRINCIPLE                                    (9,687)                 -                    (9,687)
                                                       ----------          --------                 ---------
NET INCOME (LOSS)                                     (2,526,525)           598,387                (1,928,138)

Preferred stock dividends                               (304,172)                 -                  (304,172)
                                                      -----------           -------                ----------
NET INCOME (LOSS) ATTRIBUTABLE TO
   COMMON   STOCKHOLDERS                            $ (2,830,697)          $598,387              $ (2,232,310)
                                                    =============          =========             =============

PER COMMON SHARE DATA -
  BASIC AND DILUTED:
Loss before cumulative effect of change in
  accounting principle                                  $  (0.07)                                   $  (0.05)
Cumulative effect of change in accounting principle            -                                            -
                                                        ---------                                   ---------
NET LOSS PER COMMON SHARE -
   BASIC AND DILUTED                                    $  (0.07)                                   $  (0.05)
                                                        =========                                   =========
WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING - BASIC AND DILUTED                      41,262,778                                  41,262,778
                                                       ==========                                  ==========






                  See accompanying notes to unaudited pro form
                     consolidated statement of operations.





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

                               GASCO ENERGY, INC.
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003




NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited pro forma statement of operations presents the results of operations of the Company for the year ended December 31, 2003 as if the purchase of the Acquisition Properties had occurred on January 1, 2003.

The pro forma information is based on the historical consolidated statement of operations of the Company and the statement of revenues and direct operating expenses of the Acquisition Properties for the year ended December 31, 2003.

The unaudited pro forma consolidated statement of operations may not be indicative of the results that actually would have occurred if the acquisition had been effective on the date indicated or which my be obtained in the future. The pro forma financial statements should be read in conjunction with the historical consolidated financial statements of the Company and the historical statement of revenues and direct operating expenses of the Acquisition Properties.

NOTE 2 - PRO FORMA ADJUSTMENTS

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 reflect the following adjustments:

(a) To record the incremental effect of natural gas and oil sales and the related operating expenses from the properties purchased from ConocoPhillips.
(b) To record the additional depreciation, depletion and amortization expense as a result of the Acquisition Properties.

         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    GASCO ENERGY, INC.


April 14, 2004                                      By:   /s/ W. King Grant
                                                         -------------------
                                                         W. King Grant
                                                         Chief Financial Officer